                              UAM Funds
                              Funds for the Informed Investor/SM/



Rice, Hall, James Portfolios
Semi-Annual Report                                   April 30, 2000


[GRAPHIC]




                                                     UAM(R)

UAM FUNDS                                                        RHJ PORTFOLIOS
                                                                 APRIL 30, 2000

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolios of Investments
       Small Cap ..........................................................    6
       Small/Mid Cap ......................................................   10

Statements of Assets and Liabilities ......................................   13

Statements of Operations ..................................................   14

Statements of Changes in Net Assets
       Small Cap ..........................................................   15
       Small/Mid Cap ......................................................   16

Financial Highlights
       Small Cap ..........................................................   17
       Small/Mid Cap ......................................................   18

Notes to Financial Statements .............................................   19
--------------------------------------------------------------------------------

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------
May 17, 2000

Dear Shareholders:

The performance of the UAM Rice, Hall, James Small/Mid Cap Portfolio as of April 30, 2000 is presented below. Two indices are provided for comparative purposes, the Standard and Poor's 500 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices. This 50/50 Blended Russell index is the appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown as of April 30, 2000, for the most recent month, latest 3 months, calendar year-to-date, latest 6 months, latest 12 months and since the inception date of 11/1/96 to date.

                                                                                                              Inception
                               Current          Latest         Year to          Latest          Latest        (11/1/96)
                                Month          3 Months          Date          6 Months       12 Months        to Date*
                                -----          --------          ----          --------       ---------        --------
Small/Mid Cap
   Portfolio                   -2.61%           14.82%          18.30%          30.41%          23.24%          73.06%

Composite*                     -5.38%            5.61%           3.02%          18.40%          17.61%          70.79%
Russell
  Mid Cap                      -4.73%            8.46%           4.88%          17.38%          16.01%          84.92%
Russell
  2000                         -6.02%            2.28%          -0.64%          18.72%          18.42%          55.49%
Standard &
  Poor's 500                   -3.18%           -2.64%          -0.80%           7.20%           2.80%         102.38%

* Composite is a 50/50 blend of the Russell Mid Cap Index and the Russell 2000 Index

The Rice Hall James Small/Mid Cap Portfolio was down 2.67% for the month ended April 30, 2000, suffering about half the decline seen in the blended benchmark's -5.38% return. The Portfolio's outperformance was even more dramatic for the quarter ended April 30 as it exceeded the benchmark 5.61% return by over 9%.
The inception-to-date results, dating back to 11/1/96, still demonstrate that investors faired best in large capitalization stocks for that entire period, but recent experience suggests that we have seen a change in market sentiment. The past year was decidedly small to mid cap biased. The blended small/mid cap benchmark was up over 17% in the past twelve months versus a mere 2.8% rise in the large cap proxy, the Standard & Poor's 500. One year does not make a century, however the fundamental valuation picture suggests that such a rotation is rational.

Believe it or not, the best performing sector in both the portfolio and the benchmark index was not Technology this quarter: it was Energy (excluding the Integrated

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------


Oils). Energy carried a 6% weight in the portfolio, slightly greater than the market's 4% weight and its 50%+ return exceeded that of the benchmark Energy sector by over 20%.

The Technology sector was again a great performer but the portfolio was under-weighted. Our 16% weight during the quarter was modestly up from last quarter, while the weighting in the benchmark increased to nearly 29%. The good news is that this Portfolio sector returned 48% versus 12% for the Technology sector in the Russell 2000/Russell Midcap. The leading performers within the period covered were Nvidia, Plantronics and Check Point Software*.

Stock selection in the Materials & Processing area was extremely good. While the benchmark Materials & Processing sector posted a 1% return, we showed much stronger results. The Portfolio's heavily over-weighted Materials & Processing area (20% of the portfolio) finished up 17% within the period covered led by Dexter Corp.*, OM Group and Martin Marietta Materials.

The UAM RHJ Small/Mid Cap portfolio is designed to replicate a similar Rice, Hall, James core equity style in which RHJ has managed for many years. The market value of the UAM RHJ Small/Mid Cap portfolio was $15.3 million as of April 30, 2000. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

The performance of the UAM Rice Hall James Small Cap portfolio as of April 30, 2000 is presented below:

                                                                                                      Since
                                                                                                    Inception
                     Current            Latest         Year           Latest         Latest          (7/1/94)
                      Month            3 Months       to-Date        6 Months       12 Months        to Date
                      -----            --------       -------        --------       ---------        -------

Small Cap
  Portfolio          -7.60%             3.49%          3.30%          19.60%          29.70%          193.17%
Russell 2000         -6.02%             2.28%          0.64%          18.72%          18.42%          128.58%
Standard &
  Poor's 500         -3.18%            -2.64%         -0.80%           7.20%           2.80%          205.59%

The portfolio exceeded the Russell 2000's increase of 2.28% by 1%, but more importantly beat the small cap proxy by more than 11% over the last 12 months. Since the

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------

inception date of 7/1/94, 5 3/4 years, the portfolio has achieved a compound annual rate of return of 20.2% versus 15.2% for the Russell 2000. Interestingly, the portfolio has gained significant ground on the 21.4% annualized return of the large caps as measured by the Standard & Poor's 500 over this same period.

Energy, Health Care and Technology had the greatest positive impact on the portfolio this quarter. These three sectors accounted for 48% of the portfolio and contributed greater than 100% of this quarter's return. Energy was the big winner this quarter contributing a 30%+ gain. It carried a 10% weight in the portfolio, triple the market weighting, and as such accounted for the lion's share of the portfolio's 3.5% return.

Another top-performing sector was Health Care, which comprised approximately 12% of the portfolio, returning 7% versus the Russell 2000's Health Care return of -3%. Leaders in this sector were Morrison Management, a food service provider to health care facilities; Andrx, a maker of controlled-release oral pharmaceuticals; and Lifecell, a bioengineering company developing and marketing tissue-regeneration and cell preservation products.

The portfolio's 25% weighted Technology sector, while battered in this difficult Technology market, finished the quarter with a high single digit return. We expect the volatility to continue in this market-weighted sector.

The market value of the UAM RHJ Small Cap portfolio was $58.7 million as of April 30, 2000. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

A rapid rise in a very narrow group of stocks commensurate with a huge increase in interest rates was clearly not a healthy foundation for a strong stock market. This combined with Microsoft's unfavorable ruling has proven, at least in the short run, to be an event worthy of triggering a bear market. The Nasdaq slid into its second bear market in two years with a 34% decline from March 10, 2000 to April 14, 2000 (prior bear was a drop of 30%, 7/20/98 to 10/8/98 --
Asian crisis). The index gave back 73% of its gain from the October 1999 bottom. It is certainly showing some renewed energy since the April 14 low, but the rapid fall and incredible volatility has shaken the confidence of many long-term bulls. In mid-April the Russell Mid Cap and the Russell 2000 were down 16% and 25%, respectively, from their highs and are now struggling to recover lost ground.

Fortunately, during this painful market environment, the money is not all going to cash. We are seeing some rotation from momentum technology and biotech into

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------

growth cyclicals and value stocks. Retail stocks have picked up significantly after being decimated early in the first quarter. Financials are picking up. We feel that overall market breadth has actually improved.

Assuming investors continue to turn away from many of the momentum growth names that drove the market in 1999, we are hopeful that the more reasonably priced stocks that represent the bulk of our Portfolio's will benefit. Consequently, we believe that our portfolio is positioned favorably within the reward to risk spectrum and may offer significant return potential if the markets continue to broaden. Rice, Hall, James continues to employ its bottom-up fundamental approach to investing, selecting what we believe to be the most attractively valued growth stocks regardless of the sector represented.

Sincerely,

Rice, Hall, James & Associates

* All or part of this security position may have been sold prior to the close of the period.


                       Rice, Hall, James Small Cap Portfolio
                            Ten Largest Equity Holdings
                                (27.0% of Portfolio)

   1. Datum Inc. (4.4%)                6. Chieftan International (2.3%)
   2. Unit Corp. (3.7%)                7. Lodgenet Entertainment (2.2%)
   3. Tetra Technologies Inc. (3.2%)   8. Alpha Industries (2.1%)
   4. Andrx Corp. (2.6%)               9. Wave Systems Corp., Cl A (2.0%)
   5. Avant Corp. (2.6%)              10. Morrison Management Specialists (1.9%)

                     Rice, Hall, James Small/Mid Cap Portfolio
                            Ten Largest Equity Holdings
                                (33.3% of Portfolio)

     1. Plantronics (4.0%)             6. Teva Pharmaceuticals ADR (3.3%)
     2. OM Group Inc. (3.7%)           7. Jacobs Engineering (3.0%)
     3. Noble Affiliates (3.6%)        8. Reynolds & Reynolds, Cl A (3.0%)
     4. SPX Corp. (3.4%)               9. American National Can Group (3.0%)
     5. Nvidia (3.3%)                 10. Martin Marietta Materials (3.0%)

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
       A portfolio's performance assumes the reinvestment of all dividends and capital gains.

                 There are no assurances that a portfolio will
                           meet its stated objectives.

     A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                       Definition of Comparative Indices
                       ---------------------------------

50/50 Composite Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. com-panies with small market capitalization.

Russell Mid-Cap Index is an unmanaged comprised of 800 stocks of U.S. companies with mid-market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance
                             would have been lower.


       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 93.9%

                                               Shares       Value
                                               ------       -----
BANKS -- 4.5%
      Hamilton Bank* ......................    50,000   $  915,625
      Itla Capital ........................    60,000      821,250
      Texas Regional Bancshares, Cl A .....     3,000       85,688
      Trico Bancshares ....................    40,000      635,000
      Willis Lease Finance* ...............    20,000      145,000
                                                        ----------
                                                         2,602,563
                                                        ----------
BASIC INDUSTRY -- 6.6%
      ABC-Naco* ...........................    50,000      559,375
      Buckeye Technologies* ...............    25,000      478,125
      General Semiconductor ...............    25,000      500,000
      Northwest Pipe* .....................    30,000      393,750
      Tetra Technologies* .................   130,000    1,852,500
                                                        ----------
                                                         3,783,750
                                                        ----------
CAPITAL CONSTRUCTION -- 2.3%
      Insituform Technologies* ............    25,000      839,062
      IONICS* .............................    20,000      470,000
                                                        ----------
                                                         1,309,062
                                                        ----------
CONSUMER NON-DURABLES -- 12.2%
      Craig* ..............................    35,000      159,687
      Dover Downs Entertainment ...........    50,000      612,500
      Home Products International* ........    70,000      546,875
      Lodgenet Entertainment* .............    50,000    1,284,375
      O'Charleys* .........................    80,000    1,010,000
      Paxar* ..............................    50,500      514,469
      Peace Arch Entertainment Group, Cl B*    40,000      135,000
      PJ America* .........................    96,000    1,080,000
      Rockford* ...........................    30,000      330,000
      Schlotzsky's* .......................    95,000      605,625
      Vans* ...............................    44,000      662,750
      Vlasic Foods International* .........    50,000       87,500
                                                        ----------
                                                         7,028,781
                                                        ----------
ENERGY RELATED -- 7.7%
      Chieftan International* .............    72,000    1,368,000
      Prima Energy* .......................    30,000      858,750
      Unit* ...............................   195,000    2,181,562
                                                        ----------
                                                         4,408,312
                                                        ----------

    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                           Shares       Value
                                           ------       -----
HEALTH CARE -- 10.6%
      Alterra Healthcare ..............    31,800   $  103,350
      Andrx* ..........................    30,000    1,533,750
      Brookdale Living Communities* ...    50,000      637,500
      Catalytica* .....................    33,000      365,063
      Cygnus* .........................    45,000      559,688
      IGEN International* .............    25,000      400,000
      Lifecell* .......................    75,000      433,594
      Morrison Management Specialists .    39,600    1,096,425
      Quidel* .........................    61,000      488,000
      Scios* ..........................    67,000      330,812
      Stressgen Biotechnologies* ......    45,000      162,450
                                                    ----------
                                                     6,110,632
                                                    ----------
RETAIL -- 5.9%
      Charlotte Russe Holding* ........    75,000      815,625
      Factory 2-U Stores* .............    27,000      901,125
      Stein Mart* .....................    70,000      625,625
      Value City Department Stores* ...    60,000      611,250
      Wilsons Leather Experts* ........    35,000      424,375
                                                    ----------
                                                     3,378,000
                                                    ----------
SERVICES -- 10.1%
      Bright Horizons Family Solutions*    25,000      450,000
      Butler International* ...........    45,000      371,250
      Charles River Associates* .......    25,000      489,063
      Daisytek International* .........    44,000      530,750
      Encompass Services* .............    50,000      346,875
      Hoenig Group* ...................    60,000      540,000
      ITT Educational Services* .......    25,000      446,875
      OneMain.com* ....................    72,000      459,000
      Onyx Acceptance* ................   102,500      486,875
      Personnel Group of America* .....    52,500      275,625
      Quest Education* ................    90,000      815,625
      Steiner Leisure* ................    31,000      623,875
                                                    ----------
                                                     5,835,813
                                                    ----------



    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued


                                            Shares        Value
                                            ------        -----
TECHNOLOGY -- 21.8%
      3DO* ..........................      135,000   $   818,437
      Advanced Digital Information* .       30,000       735,000
      Avant* ........................       85,000     1,530,000
      Cognitronics* .................       50,000       500,000
      Digital River* ................       25,000       375,000
      ECCS* .........................       20,000       120,625
      Embarcadero Technologies* .....       60,000       900,000
      HMT Technology* ...............      135,000       305,859
      Intranet Solutions* ...........       10,000       222,500
      Learn2.com* ...................      300,000       843,750
      Micro Linear* .................       65,000       414,375
      Netpliance* ...................       85,000       765,000
      Park Electrochemical ..........       30,500       781,563
      Phoenix International Ltd.* ...      175,000       525,000
      Ramp Networks* ................       20,000       400,000
      SBS Technologies* .............       20,000       690,000
      Scansource* ...................       25,000       862,500
      Symmetricom* ..................       50,000       575,000
      Wave Systems, Cl A* ...........       60,000     1,147,500
                                                     -----------
                                                      12,512,109
                                                     -----------
TELECOMMUNICATIONS -- 9.4%
      Alpha Industries* .............       24,000     1,237,500
      Cypress Communications* .......       40,000       527,500
      Datum* ........................      129,000     2,563,875
      Metromedia International Group*      139,100       695,500
      Somera Communications* ........       40,000       387,500
                                                     -----------
                                                       5,411,875
                                                     -----------
TRANSPORTATION -- 2.8%
      Covenant Transportation, Cl A*        60,000       791,250
      Heartland Express* ............       50,000       834,375
                                                     -----------
                                                       1,625,625
                                                     -----------
      TOTAL COMMON STOCKS
           (Cost $50,002,385) .......                 54,006,522
                                                     -----------


    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%


                                        Shares       Value
                                        ------       -----
Craig, Cl A* (Cost $316,309).........   40,000      $177,500
                                                 -----------

SHORT-TERM INVESTMENT -- 7.9%

                                                                                             Face
                                                                                            Amount
                                                                                            ------
REPURCHASE AGREEMENT -- 7.9%
      Chase Securities, Inc. 5.65%, dated 04/28/00, due 05/01/00, to be repurchased at $4,538,136, collateralized by
          $4,971,224 of a U.S. Treasury Note valued at $4,536,100
          (Cost $4,536,000) ...........................................................   $  4,536,000    4,536,000
                                                                                                          ---------
      TOTAL INVESTMENTS -- 102.1% (Cost $54,854,694) (a) ..............................                  58,720,022
                                                                                                          ---------
      OTHER ASSETS AND LIABILITIES, NET -- (2.1%) .....................................                  (1,217,885)
                                                                                                          ---------
      TOTAL NET ASSETS -- 100.0% ......................................................                $ 57,502,137
                                                                                                       ============


*    Non-Income Producing Security
Cl   Class
Ltd. Limited
(a) The cost for federal income tax purposes was $54,854,694. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $3,865,328. This consisted of aggregate gross unrealized appreciation for all securities of $10,857,730 and aggregate gross unrealized depreciation for all securities of $6,992,402.



    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 95.5%

                                          Shares      Value
                                          ------      -----
BANKS -- 3.9%
      Metris .........................    9,200   $  345,000
      Peoples Heritage Financial Group   19,700      256,100
                                                  ----------
                                                     601,100
                                                  ----------
BASIC INDUSTRY -- 15.3%
      Engelhard ......................   17,000      298,562
      Houghton Mifflin ...............   11,000      457,188
      OM Group .......................   12,600      579,600
      Reynolds & Reynolds, Cl A ......   19,500      463,125
      SPX* ...........................    4,900      538,387
                                                  ----------
                                                   2,336,862
                                                  ----------
CAPITAL CONSTRUCTION -- 4.7%
      IONICS* ........................   10,600      249,100
      Jacobs Engineering Group* ......   15,000      469,687
                                                  ----------
                                                     718,787
                                                  ----------
CONSUMER DURABLE -- 2.1%
      Clayton Homes ..................   34,200      324,900
                                                  ----------
CONSUMER NON-DURABLE -- 14.3%
      American National Can Group ....   27,500      462,344
      Hollinger International ........   33,600      424,200
      Polaroid .......................   17,000      343,188
      Suiza Foods* ...................    9,700      377,694
      Valassis Communications* .......   11,250      383,203
      Wolverine World Wide ...........   16,200      194,400
                                                  ----------
                                                   2,185,029
                                                  ----------
ENERGY RELATED -- 6.0%
      Noble Affiliates ...............   15,400      555,363
      Tom Brown* .....................   19,200      363,600
                                                  ----------
                                                     918,963
                                                  ----------
HEALTH CARE -- 6.7%
      ICN Pharmaceuticals ............   11,700      294,694
      Shire Pharmaceuticals Group ADR*    5,400      217,350
      Teva Pharmaceuticals ADR .......   11,400      501,600
                                                  ----------
                                                   1,013,644
                                                  ----------

    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued


                                      Shares       Value
                                      ------       -----
NATURAL RESOURCES -- 5.6%
      Martin Marietta Materials        8,700   $  461,100
      Minerals Technologies ...        8,400      388,500
                                               ----------
                                                  849,600
                                               ----------
RETAIL -- 5.2%
      Claire's Stores .........       17,700      326,344
      Zale* ...................       11,100      457,875
                                               ----------
                                                  784,219
                                               ----------
SERVICES -- 12.5%
      Covance* ................       20,500      188,344
      F.Y.I.* .................        8,500      227,375
      Labor Ready* ............       20,500      185,781
      Perot Systems, Cl A* ....       25,500      414,375
      R.H. Donnelley ..........       22,300      446,000
      United Stationers .......       13,200      440,550
                                               ----------
                                                1,902,425
                                               ----------
TECHNOLOGY -- 10.6%
      3DO* ....................       30,900      189,262
      Activision* .............       17,500      108,828
      Hyperion Solutions* .....        9,600      290,400
      Mentor Graphics* ........        7,000       91,875
      Nvidia* .................        5,800      516,200
      Thomas & Betts ..........       13,700      422,131
                                               ----------
                                                1,618,696
                                               ----------
TELECOMMUNICATIONS -- 6.7%
      Andrew* .................       13,800      406,237
      Plantronics* ............        7,000      619,500
                                               ----------
                                                1,025,737
                                               ----------
UTILITIES -- 1.9%
      Avista ..................        9,800      289,713
                                               ----------
      TOTAL COMMON STOCKS
           (Cost $12,626,070) .                14,569,675
                                               ----------




    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL CAP PORTFOLIO
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-- 6.9%

                                                                                              Face
                                                                                             Amount         Value
                                                                                             ------         -----
REPURCHASE AGREEMENT-- 6.9%
      Chase Securities, Inc. 5.65%, dated 04/28/00, due 05/01/00, to be repurchased at $1,048,493, collateralized by
          $1,148,554 a U.S. Treasury Note valued at $1,048,023
          (Cost $1,048,000) ...........................................................   $  1,048,000    $1,048,000
                                                                                                          ----------
      TOTAL INVESTMENTS-- 102.4% (Cost $13,674,070) (a) ...............................                   15,617,675
                                                                                                          ----------
      OTHER ASSETS AND LIABILITIES, NET-- (2.4%) ......................................                     (361,515)
                                                                                                          ----------
      TOTAL NET ASSETS-- 100.0% .......................................................                 $ 15,256,160
                                                                                                        ============


*    Non-Income Producing Security
ADR  American Depositary Receipt
Cl   Class
(a) The cost for federal income tax purposes was $13,674,070. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $1,943,605. This consisted of aggregate gross unrealized appreciation for all securities of $2,806,779 and aggregate gross unrealized depreciation for all securities of $863,174.


    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ PORTFOLIOS
                                                     APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                             Small Cap     Small/Mid Cap
                                                             Portfolio       Portfolio
                                                           ------------    ------------
Assets
Investments, at Cost ...................................   $ 54,854,694    $ 13,674,070
                                                           ============    ============
Investments, at Value - Note A .........................   $ 58,720,022    $ 15,617,675
Cash ...................................................            473             311
Receivable for Investments Sold ........................        261,867            --
Receivable for Portfolio Shares Sold ...................         20,883          20,000
Dividends and Interest Receivable ......................          4,576           1,342
Other Assets ...........................................          7,452           1,657
                                                           ------------    ------------
     Total Assets ......................................     59,015,273      15,640,985
                                                           ------------    ------------
Liabilities
Payable for Investments Purchased ......................      1,454,627         349,991
Payable for Investment Advisory Fees - Note B ..........         34,784           3,356
Payable for Administrative Fees - Note C ...............          6,656           4,139
Payable for Custodian Fees - Note D ....................          6,325           2,213
Payable for Directors' Fees - Note F ...................            582             417
Other Liabilities ......................................         10,162          24,709
                                                           ------------    ------------
     Total Liabilities .................................      1,513,136         384,825
                                                           ------------    ------------
Net Assets .............................................   $ 57,502,137    $ 15,256,160
                                                           ============    ============
Net Assets Consist of:
Paid in Capital ........................................   $ 48,167,170    $  8,115,643
Net Investment Loss ....................................       (165,270)        (19,075)
Accumulated Net Realized Gain ..........................      5,634,909       5,215,987
Unrealized Appreciation ................................      3,865,328       1,943,605
                                                           ------------    ------------
Net Assets .............................................   $ 57,502,137    $ 15,256,160
                                                           ============    ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) .............................      3,529,914         907,742
Net Asset Value, Offering and Redemption Price Per Share   $      16.29    $      16.81
                                                           ============    ============




    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ PORTFOLIOS
                                                      FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 2000(Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                         Small Cap     Small/Mid Cap
                                                         Portfolio       Portfolio
                                                         ---------       ---------
Investment Income
Dividends ..........................................   $    37,176    $    72,212
Interest ...........................................       131,429         33,920
                                                       -----------    -----------
    Total Income ...................................       168,605        106,132
                                                       -----------    -----------
Expenses
Investment Advisory Fees - Note B ..................       215,501         70,920
Administrative Fees - Note C .......................        64,440         48,653
Custodian Fees - Note D ............................        12,246          3,249
Registration and Filing Fees .......................         8,154         12,219
Audit Fees .........................................         7,029          6,881
Printing Fees ......................................         5,449          5,396
Directors' Fees - Note F ...........................         1,620          1,407
Legal Fees .........................................         1,314            830
Other Expenses .....................................        23,447         12,553
Investment Advisory Fees Waived - Note B ...........          --          (36,517)
                                                       -----------    -----------
    Net Expenses Before Expense Offset .............       339,200        125,591
                                                       -----------    -----------
Expense Offset - Note A ............................        (5,325)          (384)
                                                       -----------    -----------
    Net Expenses After Expense Offset ..............       333,875        125,207
                                                       -----------    -----------
Net Investment Loss ................................      (165,270)       (19,075)
                                                       -----------    -----------
Net Realized Gain on Investments ...................     5,635,266      6,229,786
Net Change in Unrealized Appreciation (Depreciation)
    on Investments .................................     4,142,492       (461,362)
                                                       -----------    -----------
Net Gain on Investments ............................     9,777,758      5,768,424
                                                       -----------    -----------
Net Increase in Net Assets Resulting from Operations   $ 9,612,488    $ 5,749,349
                                                       ===========    ===========



    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              RHJ SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                   Six Months
                                                                      Ended        Year Ended
                                                                 April 30, 2000    October 31,
                                                                  (Unaudited)         1999
                                                                 -------------     -----------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Loss ....................................   $   (165,270)   $   (309,498)
     Net Realized Gain ......................................      5,635,266       8,745,947
     Net Change in Unrealized Appreciation (Depreciation) ...      4,142,492       1,098,523
                                                                ------------    ------------
     Net Increase in Net Assets Resulting from
         Operations .........................................      9,612,488       9,534,972
                                                                ------------    ------------
Distributions:
     Net Realized Gain ......................................     (7,955,046)           --
                                                                ------------    ------------
Capital Share Transactions: (1)
     Issued .................................................     11,829,552      24,763,306
     In Lieu of Cash Distributions ..........................      7,898,169            --
     Redeemed ...............................................    (12,281,913)    (28,118,025)
                                                                ------------    ------------
     Net Increase (Decrease) from Capital Share Transactions       7,445,808      (3,354,719)
                                                                ------------    ------------
    Total Increase ..........................................      9,103,250       6,180,253
Net Assets:
    Beginning of Period .....................................     48,398,887      42,218,634
                                                                ------------    ------------
    End of Period (including net investment loss of $165,270
         and $0, respectively) ..............................   $ 57,502,137    $ 48,398,887
                                                                ============    ============
(1) Shares Issued and Redeemed:
    Issued ..................................................        708,505       1,638,415
    In Lieu of Cash Distributions ...........................        529,013            --
    Redeemed ................................................       (721,873)     (1,887,156)
                                                                ------------    ------------
    Net Increase (Decrease) in Shares Outstanding ...........        515,645        (248,741)
                                                                ============    ============



    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                   Six Months
                                                                      Ended        Year Ended
                                                                 April 30, 2000    October 31,
                                                                  (Unaudited)         1999
                                                                 --------------   ------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Loss ...................................   $    (19,075)   $   (104,037)
     Net Realized Gain (Loss) ..............................      6,229,786      (1,013,801)
     Net Change in Unrealized Appreciation (Depreciation) ..       (461,362)      1,619,104
                                                               ------------    ------------
    Net Increase in Net Assets Resulting from Operations ...      5,749,349         501,266
                                                               ------------    ------------
Distributions:
     Net Realized Gain .....................................           --          (320,930)
                                                               ------------    ------------
Capital Share Transactions: (1)
     Issued ................................................      5,708,948       6,576,370
     In Lieu of Cash Distributions .........................           --           290,242
     Redeemed ..............................................    (16,432,864)     (8,596,347)
                                                               ------------    ------------
    Net Decrease from Capital Share Transactions ...........    (10,723,916)     (1,729,735)
                                                               ------------    ------------
    Total Decrease .........................................     (4,974,567)     (1,549,399)
Net Assets:
     Beginning of Period ...................................     20,230,727      21,780,126
                                                               ------------    ------------
     End of Period (including net investment loss of $19,075
        and $0, respectively) ..............................   $ 15,256,160    $ 20,230,727
                                                               ============    ============
(1) Shares Issued and Redeemed:
     Issued ................................................        344,465         484,183
     In Lieu of Cash Distributions .........................           --            21,774
     Redeemed ..............................................     (1,005,925)       (626,439)
                                                               ------------    ------------
    Net Decrease in Shares Outstanding .....................       (661,460)       (120,482)
                                                               ============    ============



    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                                                                   Selected Per Share Data & Ratios
                                                                                     For a Share Outstanding Throughout Each Period

                                              Six Months
                                                Ended
                                               April 30,                        Years Ended October 31,
                                                 2000       -----------------------------------------------------------------------
                                             (Unaudited)         1999           1998          1997           1996           1995
                                            -----------          ----           ----          ----           ----           ----
Net Asset Value,
     Beginning of Period ...............   $    16.06       $    12.94     $    18.76     $    15.73     $    15.87     $    11.14
                                           ----------       ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
     Net Investment Loss ...............        (0.05)           (0.03)         (0.06)         (0.08)         (0.10)         (0.07)
     Net Realized and Unrealized Gain
       (Loss) ..........................         2.95             3.15          (3.47)          4.59           2.73           4.81
                                           ----------       ----------     ----------     ----------     ----------     ----------
     Total from Investment Operations ..         2.90             3.12          (3.53)          4.51           2.63           4.74
                                           ----------       ----------     ----------     ----------     ----------     ----------
Distributions:
     Net Investment Income .............         --               --             --             --             --            (0.01)
     In Excess of Net Investment
       Income ..........................         --               --             --             --             --            0.00@
     Net Realized Gain .................        (2.67)            --            (2.29)         (1.48)         (2.77)          --
                                           ----------       ----------     ----------     ----------     ----------     ----------
     Total Distributions ...............        (2.67)            --            (2.29)         (1.48)         (2.77)         (0.01)
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........   $    16.29       $    16.06     $    12.94     $    18.76     $    15.73     $    15.87
                                           ==========       ==========     ==========     ==========     ==========     ==========
Total Return ...........................        19.60%**         24.21%        (20.86)%        31.44%         19.43%         42.59%+
                                           ==========       ==========     ==========     ==========     ==========     ==========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..   $   57,502       $   48,399     $   42,219     $   51,772     $   33,488     $   18,910
Ratio of Expenses to Average
     Net Assets ........................         1.20%*           1.29%          1.16%          1.21%          1.37%          1.40%
Ratio of Net Investment Loss
     to Average Net Assets .............         (0.59)%*         (0.67)%        (0.48)%        (0.53)%        (0.78)       (0.63)%
Portfolio Turnover Rate ................           72%             132%           120%           158%           181%           180%

*    Annualized
**   Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
@    Value is less than $0.01 per share.




    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                              Selected Per Share Data & Ratios
                                                                                For a Share Outstanding Throughout Each Period

                                                                    Six Months          Year          Year        November 1,
                                                                      Ended            Ended          Ended       1996*** to
                                                                 April 30, 2000     October 31,    October 31,    October 31,
                                                                   (Unaudited)          1999           1998          1997
                                                                 ---------------    -----------    -----------    -----------
Net Asset Value,
     Beginning of Period .......................................   $    12.89       $    12.89     $    12.64     $    10.00
                                                                   ----------       ----------     ----------     ----------
Income from Investment Operations:
     Net Investment Income (Loss) ..............................        (0.02)           (0.05)         (0.01)          0.03
     Net Realized and Unrealized Gain ..........................         3.94             0.22           0.42           2.64
                                                                   ----------       ----------     ----------     ----------
     Total from Investment Operations ..........................         3.92             0.17           0.41           2.67
                                                                   ----------       ----------     ----------     ----------
Distributions:
     Net Investment Income .....................................         --               --            (0.00)@        (0.03)
     Net Realized Gain .........................................         --              (0.17)         (0.16)          --
                                                                   ----------       ----------     ----------     ----------
     Total Distributions .......................................         --              (0.17)         (0.16)         (0.03)
                                                                   ----------       ----------     ----------     ----------
Net Asset Value, End of Period .................................   $    16.81       $    12.89     $    12.89     $    12.64
                                                                   ==========       ==========     ==========     ==========
Total Return+ ..................................................        30.41%**          1.31%          3.33%         26.76%
                                                                   ==========       ==========     ==========     ==========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..........................   $   15,256       $   20,231     $   21,780     $   12,957
Ratio of Expenses to Average
     Net Assets ................................................         1.25%*           1.25%          1.25%          1.25%
Ratio of Net Investment Income (Loss)
     to Average Net Assets .....................................        (0.19)%*         (0.47)%        (0.12)%         0.24%
Portfolio Turnover Rate ........................................           55%              78%            83%            56%

*    Annualized
**   Not Annualized
***  Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
@    Value is less than $0.01 per share.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     Rice, Hall, James Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

     Rice, Hall, James Small/Mid Cap Portfolio seeks to provide maximum capi-tal appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------



          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agree-ments. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book and tax basis differences relating to Shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method.

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------


      Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio's and the Rice, Hall, James Small/Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, each Portfolio pays the Administrator 0.073% per annum of its average daily net assets, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the six months ended April 30, 2000, the Administrator earned the following amounts from the Portfolios and paid the following to SEI, DST and UAMSSC for their services:

                              Administration         Portion Paid         Portion Paid         Portion Paid
Rice, Hall, James Portfolios      Fees                 to SEI                to DST             to UAMSSC
----------------------------  --------------         ------------         ------------         ------------
Small Cap .............         $64,440               $25,583               $10,070               $8,161
Small/Mid Cap .........          48,653                21,543                 7,979                6,334

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------


     Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-Administrator from Chase Global Funds Service Company to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the six months ended April 30, 2000, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $37,412,016 and $9,768,404 and sales of $38,257,984 and $19,734,983 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2000, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------



     I. Other: At April 30, 2000, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                              No. of                  %
Rice, Hall, James Portfolios              Shareholders           Ownership
----------------------------              ------------           ---------
Small Cap .............................        1                    43%
Small/Mid Cap .........................        2                    21%

                                     NOTES

                                     NOTES

UAM FUNDS                                                        RHJ PORTFOLIOS
--------------------------------------------------------------------------------



Officers and Directors

Norton H. Reamer                           William H. Park
Director, President and Chairman           Vice President

John T. Bennett, Jr.                       Gary L. French
Director                                   Treasurer

Nancy J. Dunn                              Robert R. Flaherty
Director                                   Assistant Treasurer

Philip D. English                          Robert J. Della Croce
Director                                   Assistant Treasurer

William A. Humenuk                         Martin J. Wolin, Esq.
Director                                   Secretary

James P. Pappas                            Theresa DelVecchio
Director                                   Assistant Secretary

Peter M. Whitman, Jr.
Director


--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110




                                       This report has been prepared for
                                       shareholders and may be distributed to
                                       others only if preceded or accompanied by a current prospectus.